EXHIBIT 10.3.8

AMENDMENT TO

$7,000,000 LINE OF CREDIT

FROM

JPMORGAN CHASE BANK, NA

TO

BOSS HOLDINGS, INC.

AND BOSS MANUFACTURING COMPANY

1.     Eighth Amendment to Loan Agreement

EIGHTH AMENDMENT TO LOAN AGREEMENT

     This Eighth Amendment to Loan Agreement, dated as of January 4, 2010 ("Amendment"), amends the Loan Agreement dated June 16, 2000, as amended by a First Amendment dated as of May 28, 2002, a Second Amendment dated as of April 15, 2003, a Third Amendment dated as of October 13, 2003, a Fourth Amendment dated as of March 17, 2004, a Fifth Amendment dated as of July 30, 2004, a Sixth Amendment dated as of January 30, 2006 and a Seventh Amendment dated as of June 1, 2008 (collectively, "Agreement"), both between JP Morgan Chase Bank, NA, successor to American National Bank and Trust Company of Chicago ("Bank"), Boss Holdings, Inc. and Boss Manufacturing Company (collectively, "Borrowers").

     The parties agree that the Agreement shall be amended as follows:

     1. The definition of "Base Rate" set forth in Section 1.1 of the Agreement shall be deleted in its entirety and the following definition shall be substituted in its place:

     "Base Rate" means the CB Floating Rate.

     2. The definition of "Revolving Credit Termination Date" set forth in Section 1.1 of the Agreement shall be deleted in its entirety and the following definition shall be substituted in its place:

     "Revolving Credit Termination Date" means January 4, 2011, as such date may be amended upon the written consent of all of the parties hereto.

     3. The following definitions shall be added to Section 1.1 of the Agreement:

     "Adjusted One Month LIBOR Rate" means, with respect to a CB Floating Rate Advance for any day, the sum of (i) 2.50% per annum plus (ii) the quotient of (a) the interest rate determined by the Bank by reference to the Page to be the rate at approximately 11 :00 a.m. London time, on such date or, if such date is not a Business Day, on the immediately preceding Business Day for dollar deposits with a maturity equal to one (1) month, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to dollar deposits in the London interbank market with a maturity equal to one (1) month.

     "CB Floating Rate" means the Prime Rate; provided that the CB Floating Rate shall, on any day, not be less than the Adjusted One Month LIBOR Rate. The CB Floating Rate is a variable rate and any change in the CB Floating Rate due to any change in the Prime Rate or the Adjusted One Month LIBOR Rate is effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month LIBOR Rate, respectively.

     "Prime Rate" means the rate of interest per annum announced from time to time by the Bank as its prime rate. The Prime Rate is a variable rate and each change in the Prime Rate is effective from and including the date the change is announced as being effective. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE THE BANK'S LOWEST RATE.

     "Page" means Reuters Screen LIBOR01, formerly known as Page 3750 of the Moneyline Telerate Service (together with any successor or substitute, the "Service") or any successor or substitute page of the Service, providing rate quotations comparable to those currently provided on such page of the Service, as determined by the Bank from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market.

     "Reserve Requirement" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D.

     4. Section 7.2(d)(x) of the Agreement, requiring a quarterly accounts receivable aging report, shall be deleted in its entirety.

     5. The definition of "Debt Service Coverage Ratio" in Section 1.1 of the Agreement shall be deleted in its entirety, and the following definition shall be substituted in its place:

     "Debt Service Coverage Ratio" means the ratio, calculated on a consolidated basis of the Parent as of the end of each calendar quarter for the previous four (4) calendar quarters, of net income before taxes, plus interest expense, plus depreciation expense, plus amortization expense, minus Capital Expenditures which were not financed with long term debt, minus taxes paid, minus Distributions, for the calendar quarter then ending, to principal payments made on long term debt, plus capitalized lease payments made, plus scheduled principal and interest payments on Subordinated Debt (whether or not made), plus interest expense, for said calendar quarter.

     6. Except as specifically amended herein the Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Agreement itself, or any communication issued or made pursuant to or with respect to the Agreement, any reference to the Agreement being sufficient to refer to the Agreement as amended hereby. All terms used herein which are defined in the Agreement shall have the same meaning herein as in the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

JP MORGAN CHASE BANK, NA			BOSS HOLDINGS, INC.

By:	/s/ Wendy Williams		By:	/s/ Steven G. Pont
	Its:	Vice President		Its:	VP/Finance & Treasurer

BOSS MANUFACTURING COMPANY

			By:	/s/ Steven G. Pont
				Its:	VP/Finance & Treasurer

The undersigned Guarantors of the obligations of Borrowers under the Agreement consent to this Amendment, acknowledge and agree that the Guaranty Agreement between them and Bank dated as of June 16, 2000 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. Guarantors further agree that the term "Guaranteed Obligations" as used in the above-described Guaranty Agreement shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

BOSS MANUFACTURING HOLDINGS, INC.			BOSS BALLOON COMPANY

By:	/s/ Steven G. Pont		By:	/s/ Steven G. Pont
	Its:	VP/Finance & Treasurer		Its:	VP/Finance & Treasurer

Date: February 8, 2010			Date: February 8, 2010

The undersigned Guarantor of the obligations of Borrowers under the Agreement consents to this Amendment, acknowledges and agrees that the Guaranty between it and Bank dated as of March 17, 2004 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. The undersigned Guarantor further agrees that the term "Obligations" as used in the above-described Guaranty shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

BOSS PET PRODUCTS, INC.

By:	/s/ Steven G. Pont
	Its:	VP/Finance & Treasurer

Date: February 8, 2010

The undersigned Guarantor of the obligations of Borrowers under the Agreement consents to this Amendment, acknowledges and agrees that the Guaranty between it and Bank dated as of July 30, 2004 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. The undersigned Guarantor further agrees that the term "Obligations" as used in the above-described Guaranty shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

GALAXY BALLOONS, INCORPORATED

By:	/s/ Steven G. Pont
	Its:	VP/Finance & Treasurer

Date: February 8, 2010

The undersigned Guarantors of the obligations of Borrowers under the Agreement consent to this Amendment, acknowledge and agree that the Guaranty Agreements between them and Bank dated as of May 7, 2007 shall remain in full force and effect and apply to the obligations of Borrowers as amended by this Amendment. Guarantors further agree that the term "Guaranteed Obligations" as used in the above-described Guaranty Agreements shall mean, among other things, obligations of Borrowers under the Agreement as amended by this Amendment.

BOSS CANADA INC.			CANADAWIDE SAFETY INC.

By:	/s/ Steven G. Pont		By:	/s/ Steven G. Pont

	Its:	VP/Finance & Treasurer		Its:	VP/Finance & Treasurer

Date: February 8, 2010			Date: February 8, 2010